Guarantee Liabilities	12 Months Ended
Dec. 31, 2017
Guarantees and Product Warranties [Abstract]
Guarantee Liabilities

11. Guarantee liabilities

The movement of guarantee liabilities is as follows:

	For the years ended December 31,
	2016	2017
	RMB	RMB	US$
Balance at beginning of the year	—	6,207,812	954,123
Fair value of guarantee liabilities upon the inception of new loans	5,496,085	119,683,496	18,395,017
Performed guarantee	(149,262)	(124,798,134)	(19,181,122)
Change in fair value of guarantee liabilities	860,989	45,888,151	7,052,879

Balance at end of the year	6,207,812	46,981,325	7,220,897

As of December 31, 2016 and 2017, the maximum potential undiscounted future payment the Company would be required to make was RMB1,373 million and RMB2,082 million (US$ 320 million), respectively. The term of the guarantee is the same as the term of loans facilitated under the arrangements with the financial institutions, which ranges from 7 days to 1 year, as of December 31, 2017.